Exhibit 99.1

SLM STUDENT LOAN TRUST 2013‑1,
SUPPLEMENTAL INDENTURE NO. 1A OF 2016,
dated as of November 29, 2016,

to

INDENTURE
dated as of February 14, 2013

among

SLM STUDENT LOAN TRUST 2013‑1,
as Issuer,

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as the Eligible Lender Trustee

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as the Indenture Trustee

This SUPPLEMENTAL INDENTURE NO. 1A OF 2016, dated as of November 29, 2016 (this “Amendment”), is to:

(1)          the INDENTURE, dated as of February 14, 2013 (the “Indenture”), among SLM Student Loan Trust 2013‑1, as Issuer (the “Issuer”), Deutsche Bank Trust Company Americas, as eligible lender trustee (the “Eligible Lender Trustee”), and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”).

WITNESSETH

WHEREAS, the Issuer desires to amend the Indenture to amend a definition contained therein;

WHEREAS, Section 9.2 of the Indenture permits supplemental indentures to the Indenture with the consent of the Noteholders of at least a majority of the Outstanding Amount of all of the Notes for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture; provided that the consent of each affected Noteholder is required to, among other things, extend the maturity date of a class of notes;

WHEREAS, Section 4.1 of the Amended and Restated Trust Agreement, dated as of February 14, 2013, among Navient Funding, LLC (formerly known as SLM Funding LLC), as the Depositor (the “Depositor”), the Eligible Lender Trustee, Deutsche Bank National Trust Company, not in its individual capacity but solely as the Excess Distribution Certificate Paying Agent and Excess Distribution Certificate Registrar, Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Delaware Trustee, and the Indenture Trustee, permits the amendment of the Indenture by a supplemental indenture with the prior consent of the Excess Distribution Certificateholder in circumstances where the consent of any Noteholder is required;

WHEREAS, the consents of outstanding Noteholders and Excess Distribution Certificateholder identified on the executed consent attached hereto as Exhibit A have been obtained; and

WHEREAS, the Opinions of Counsel referred to in Sections 9.3 and 11.1 of the Indenture are being delivered simultaneously herewith.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.       Defined Terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A to the Indenture, as hereby amended.

SECTION 2.       Amendment and Modifications to the Indenture.

(a)         Appendix A to the Indenture is hereby amended by deleting the definitions of “Class A‑3 Maturity Date” and “Class B Maturity Date” in their entirety and replacing them with the following:

“Class A‑3 Maturity Date” means the May 2055 Distribution Date.

“Class B Maturity Date” means the November 2070 Distribution Date.

SECTION 3.       Additional Amendments and Modifications to the Indenture.  Pursuant to Section 9.6 of the Indenture, the Issuer has determined that a new amended and restated note for the Class A‑3 Notes and the Class B Notes, in the form attached hereto as Exhibit B, is required to conform to the amendment set forth herein, and the Indenture Trustee is authorized and directed to cancel the original Outstanding Class A‑3 Notes and the original Outstanding Class B Notes and authenticate and deliver the replacement notes in exchange for Outstanding Class A‑3 Notes and Outstanding Class B Notes.

SECTION 4.      Effect of Amendment.  On November 29, 2016 (the “Effective Date”), the amendments and modifications to the Indenture set forth herein shall be, and shall be deemed to be, effective in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendment, and all the terms and conditions of this Amendment shall be deemed to be part of the respective terms and conditions of the Indenture for any and all purposes; provided, however, that prior to execution of this Amendment on the Effective Date, none of the terms and provisions of this Amendment shall be applicable to the Indenture.  Except as modified and expressly amended by this Amendment, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 5.      Governing Law.  THE TERMS OF THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5‑1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.      Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7.       Section Headings.  The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 8.      Separate Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 9.      Continuing Effect.  Except as expressly amended by this Amendment, the Indenture shall remain in full force and effect in accordance with its terms.

SECTION 10.    References to Indenture.  From and after the date set forth above, all references to the Indenture in each applicable Underwriting Agreement, Trust Agreement, Servicing Agreement, Subservicing Agreement, Administration Agreement, Sale Agreement, Purchase Agreement, Guarantee Agreements, Depository Agreement, Custody Agreement, any applicable Note or any other applicable document executed or delivered in connection therewith shall be deemed a reference to the Indenture, as amended hereby, unless the context expressly requires otherwise.

SECTION 11.    Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment, and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the applicable Notes or the rights of the applicable Noteholders thereof.

SECTION 12.     Binding Nature of Amendment; Assignment.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and all current and future Noteholders.

SECTION 13.     The Indenture Trustee and the Eligible Lender Trustee.

(a)         In executing this Amendment, each of the Issuer, the Eligible Lender Trustee and the Indenture Trustee shall have the respective rights, protections, privileges, immunities and indemnities given to it under the Indenture.  Neither the Eligible Lender Trustee nor the Indenture Trustee makes any representation or warranty as to the validity or sufficiency of this Amendment, nor to the recitals contained herein.

(b)        Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee under the Amended and Restated Trust Agreement relating to the Issuer and in no event shall Deutsche Bank Trust Company Americas in its individual capacity or as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

(c)         Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee under the Indenture relating to the Issuer and in no event shall Deutsche Bank National Trust Company in its individual capacity or as Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 14.    Excess Distribution Certificateholder Consent and Direction.  Navient Funding, LLC hereby: (i) certifies that it owns 100% of the Excess Distribution Certificate issued by the Issuer; (ii) certifies that it consents to this Amendment in all respects; and (iii) instructs and directs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Amendment in the name of the Issuer.  In addition, Navient Funding, LLC, as the sole Excess Distribution Certificateholder of the Issuer, hereby irrevocably waives any rights it may have under any Basic Document (as defined in the Indenture) to receive prior notice of the substance of this Amendment.

SECTION 15.     Issuer Order.  Pursuant to Section 9.2 of the Indenture, Navient Solutions, Inc. as Administrator of the Issuer and on behalf of such Issuer, hereby directs and instructs Deutsche Bank National Trust Company, as Indenture Trustee, to execute and deliver this Amendment, and directs and instructs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Amendment in the name of the Issuer.  The Administrator hereby confirms that it has provided prior written notice of this Amendment to the applicable Rating Agencies and any other required Persons within the time frames required under the Indenture and the Amended and Restated Trust Agreement.  The parties hereto agree that such notice shall be deemed to satisfy any provision requiring notice of this Amendment to be sent by the Eligible Lender Trustee.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1A of 2016 to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

SLM STUDENT LOAN TRUST 2013‑1,
as Issuer

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee

By:	/s/ Michele H.Y. Voon
Name: Michele H.Y. Voon
Title: Vice President

By:	/s/ Mark DiGiacomo
Name: Mark DiGiacomo
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Michele H.Y. Voon
Name: Michele H.Y. Voon
Title: Vice President

By:	/s/ Mark DiGiacomo
Name: Mark DiGiacomo
Title: Vice President

[Signature Page to SLM Student Loan Trust 2013‑1,
 Supplemental Indenture No. 1A of 2016]

EXHIBIT A

CONSENT

Each of the undersigned parties hereby consents, as of November 29, 2016, to the amendment of the INDENTURE, dated as of February 14, 2013 (the “Indenture”), among SLM Student Loan Trust 2013‑1, as Issuer (the “Issuer”), Deutsche Bank Trust Company Americas, as eligible lender trustee (the “Eligible Lender Trustee”), and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”), as amended from time to time, in substantially the form attached hereto as Annex A.

The Indenture is being amended to amend certain definitions contained therein.

Ratings Considerations: Each of the undersigned parties understands that no assurance can be provided regarding the impact that the adoption of the amendment will have on the ratings of the Notes.  As required by the Indenture, the Issuer has provided prior written notice of the terms of the amendment to each Rating Agency currently rating the Notes.  However, no Rating Agency confirmation or affirmation of the ratings of the Notes has been sought or given.  As a result, it is not certain what impact the adoption of the amendment will have on a Rating Agency’s decision to add the Notes to or remove the Notes from its negative watch list for possible downgrade or to downgrade the current ratings of the Notes.

Further, we have been advised that it is possible that a Rating Agency may view the adoption of this amendment as a restructuring of a distressed debt instrument.  One potential result of this designation would be to cause a ratings downgrade of the Notes (to reflect the distressed debt element of their analysis) followed by an upgrade of the rating of the Notes (to address the restructuring of the Notes).

U.S. Federal Income Tax Considerations: Each of the undersigned parties understands that the adoption of the amendment may have adverse U.S. federal income tax consequences to the Noteholders, and the undersigned parties will rely on advice from their own tax advisors on this matter.  The discussion below is general in nature and does not address all of the tax consequences of the adoption of the amendment that may be relevant to Noteholders.

Although we believe that the adoption of the amendment more likely than not will not adversely affect the tax characterization of the Notes as indebtedness for U.S. federal income tax purposes, certain adverse tax consequences could apply to holders if the adoption of the amendment resulted in the Notes being treated as equity for U.S. federal income tax purposes.  For a further discussion of the adverse tax consequences to Noteholders if the Notes were treated as equity for U.S. federal income tax purposes, see “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes In General—Treatment of the Notes as Indebtedness” in the Base Prospectus dated February 4, 2013 (the “Base Prospectus”). The remainder of this discussion assumes that the Notes will constitute indebtedness for U.S. federal income tax purposes following the adoption of the amendment.

The deferral of the stated maturity date pursuant to the amendment may be treated as a significant modification of the Notes for U.S. federal income tax purposes resulting in a deemed exchange.  If the amendment results in a significant modification and a deemed exchange of “Old Notes” for “New Notes,” U.S. Noteholders will recognize gain or loss upon the deemed exchange unless the exchange qualifies as a tax-free recapitalization.  Although the matter is not free from doubt, we intend to treat the deemed exchange as such a recapitalization.  If the deemed exchange is a tax-free recapitalization, a noteholder’s tax basis in the New Notes received pursuant to a deemed exchange generally will equal the holder’s tax basis in the Old Notes.

If the amendment results in a significant modification, the issue price of the New Notes will depend on whether the New Notes and the Old Notes are properly characterized as “traded on an established market” (hereinafter “publicly-traded”) within the meaning of Treas. Reg. § 1.1273‑2(f)(1).  We expect the New Class A-3 Notes should be characterized as publicly traded, and we expect the New Class B Notes should not be characterized as publicly traded. We expect, and the remainder of this discussion assumes, that the stated interest on the New Notes will meet the requirements for “adequate stated interest” under the Treasury Regulations. Consequently, the issue price of the New Class A-3 Notes should be the fair market value of the New Class A-3 Notes on the date of the deemed exchange (i.e., on the date the amendment becomes effective), and the issue price of the New Class B Notes should be the “stated principal amount” of the New Class B Notes.

A New Note received in the deemed exchange will be treated as having been issued with original issue discount (“OID”) for U.S. federal income tax purposes if the New Note’s “stated principal amount” exceeds the issue price of the New Notes by more than the statutorily defined de minimis amount.  In light of the current trading prices for the Notes, there is a significant likelihood that the New Class A-3 Notes will be treated as re-issued with OID. For a further discussion of the treatment of OID, see “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes In General—Original Issue Discount” in the Base Prospectus.

If the deemed exchange qualifies as a recapitalization and a Noteholder’s initial tax basis in the New Notes exceeds their stated principal amount, the holder will be considered to have acquired the New Notes with amortizable bond premium.  In addition, for any Noteholder that acquired Old Notes with market discount, any gain recognized on the deemed exchange will be treated as ordinary income to the extent of the market discount accrued during its period of ownership, unless such holder previously elected to include market discount in income as it accrued for U.S. federal income tax purposes.  Assuming the deemed exchange qualifies as a recapitalization, in a deemed exchange of Old Notes with market discount for New Notes, the New Notes will be treated as acquired with market discount if the issue price of the New Notes exceeds the holder’s initial tax basis for such New Notes by more than a de minimis amount, and any accrued market discount with respect to the Old Notes generally should carry over to such New Notes.  For a further discussion of amortizable bond premium and market discount, see “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes In General—Market Discount” and “U.S. Federal Income Tax Consequences—Tax Consequences to Holders of Notes In General—Amortizable Bond Premium” in the Base Prospectus.

Noteholders are urged to consult with their own tax advisors regarding the U.S. federal income tax consequences of the adoption of the amendment.

NOTEHOLDERS ARE HEREBY NOTIFIED THAT EXECUTED AND DELIVERED CONSENTS ARE IRREVOCABLE PRIOR TO THE EXPIRATION OF THE CONSENT PERIOD (INCLUDING ANY ONE-TIME EXTENSION THEREOF MADE AT THE SOLE DISCRETION OF THE ADMINISTRATOR).

[SIGNATURE PAGES FOLLOW]

CONSENTED TO BY:

NAVIENT FUNDING, LLC, as Excess Distribution Certificateholder

By:	/s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

CLASS A‑3 NOTEHOLDERS

CONSENTED TO BY:

,
as beneficial owner
of $
Original Principal Balance of SLM Student Loan Trust 2013‑1, Student Loan Asset-Backed
Notes, Class A‑3 bearing:
CUSIP Number: 78447M AC2
ISIN: US78447MAC29
European Common Code: 083560380

By:
Name:
Title:

DTC Participant Number:

Dated:                     , 2016

The Class A‑3 Notes were issued in minimum denominations of $100,000 and increments of $1,000 in excess thereof.  Executed consents should be sent prior to Expiration Date to the attention of the Tabulation Agent at the address, facsimile number or email address below (with an original signed page to follow):

The Bank of New York Mellon Trust Company, National Association
111 Sanders Creek Parkway
East Syracuse, New York  13057
Fax: (732) 667-9408
Email: CT_Reorg_inquiries@bnymellon.com

NOTEHOLDERS ARE HEREBY NOTIFIED THAT EXECUTED AND DELIVERED CONSENTS ARE IRREVOCABLE PRIOR TO THE EXPIRATION OF THE CONSENT PERIOD (INCLUDING ANY ONE-TIME EXTENSION THEREOF MADE AT THE SOLE DISCRETION OF THE ADMINISTRATOR).

CLASS B NOTEHOLDERS

CONSENTED TO BY:

,
as beneficial owner
of $
Original Principal Balance of SLM Student
Loan Trust 2013‑1, Student Loan Asset-Backed
Notes, Class B bearing:
CUSIP Number: 78447M AD0
ISIN: US78447MAD02
European Common Code: 083560398

By:
Name:
Title:

DTC Participant Number:

Dated:                     , 2016

The Class B Notes were issued in minimum denominations of $100,000 and increments of $1,000 in excess thereof.  Executed consents should be sent prior to Expiration Date to the attention of the Tabulation Agent at the address, facsimile number or email address below (with an original signed page to follow):

The Bank of New York Mellon Trust Company, National Association
111 Sanders Creek Parkway
East Syracuse, New York  13057
Fax: (732) 667-9408
Email: CT_Reorg_inquiries@bnymellon.com

NOTEHOLDERS ARE HEREBY NOTIFIED THAT EXECUTED AND DELIVERED CONSENTS ARE IRREVOCABLE PRIOR TO THE EXPIRATION OF THE CONSENT PERIOD (INCLUDING ANY ONE-TIME EXTENSION THEREOF MADE AT THE SOLE DISCRETION OF THE ADMINISTRATOR).

ANNEX A

Supplemental Indenture No. 1A of 2016

EXHIBIT B

FORM OF AMENDED & RESTATED CLASS A‑3 NOTE
CLASS A-3 NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $500,000,000
R-1	CUSIP NO.: 78447M AC2
ISIN: US78447MAC29
EUROPEAN COMMON CODE: 083560380

SLM STUDENT LOAN TRUST 2013-1

FLOATING RATE CLASS A-3 STUDENT LOAN-BACKED NOTES

SLM Student Loan Trust 2013-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION AND NO/100 DOLLARS ($500,000,000) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $500,000,000 and the denominator of which is $538,000,000, by (ii) the aggregate amount, if any, payable to the Class A-3 Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section 3.1 of the Indenture dated as of February 14, 2013 (the “Indenture”), among the Issuer, Deutsche Bank Trust Company Americas, a New York banking corporation, as Eligible Lender Trustee on behalf of the Issuer, and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in Appendix A to the Indenture, which also contain rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the May 25, 2055 Distribution Date (the “Class A-3 Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class A-3 Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Class A-3 (R-1) Note

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

SLM STUDENT LOAN TRUST 2013-1

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement

By:
Authorized Signatory

Date:  October __, 2016

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as
Indenture Trustee

By:
Authorized Signatory

Date:  October __, 2016

Class A-3 (R-1) Note

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-3 Student Loan-Backed Notes (the “Class A-3 Notes”), together with the Floating Rate Class A-1 Student Loan-Backed Notes (the “Class A-1 Notes”) and the Floating Rate Class A-2 Student Loan-Backed Notes (the “Class A-2 Notes” and, together with the Class A-1 Notes and the Class A-3 Notes, the “Class A Notes”) which, together with the Issuer’s Floating Rate Class B Student Loan-Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Eligible Lender Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

This Note is secured equally and ratably with the Collateral pledged as security therefore as provided in the Indenture.  On any Distribution Date, interest on each Class A Note will be paid pari passu with all other Class A Notes, and, thereafter, interest on the Class B Notes will be paid.  On any Distribution Date, the principal on the Class A Notes will be paid, first, to the Class A-1 Notes; second, to the Class A-2 Notes; and third, to the Class A-3 Notes, up to the applicable Class A Noteholders’ Principal Distribution Amount. Thereafter, on any Distribution Date, principal on the Class B Notes will be paid to the Class B Notes up to the applicable Class B Noteholders’ Principal Distribution Amount.  Payment priorities following the occurrence and during the continuation of an Event of Default will change as described in the Indenture.

Principal of the Class A-3 Notes shall be payable on each Distribution Date in an amount described on the face hereof.  “Distribution Date” means the 25th day of each calendar month or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 25, 2013.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

Interest on the Class A-3 Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class A-3 Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class A-3 Rate.  The “Class A-3 Rate” for each Accrual Period, other than the initial Accrual Period, shall be equal to One-Month LIBOR as determined on the second Business Day before the beginning of that Accrual Period plus 0.55%.  The interest for the initial Accrual Period shall be as set forth in the definition of Class A-3 Rate contained in Appendix A to the Indenture.

Class A-3 (R-1) Note

If Definitive Notes have been issued as of the applicable Record Date, then payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  With respect to Notes registered on the applicable Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), unless Definitive Notes have been issued, payments shall be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Noteholder hereof as of the preceding Record Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-3 Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered  on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount shall be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Class A-3 (R-1) Note

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that for all tax purposes, financial accounting and all other related purposes, (a) the Notes will constitute indebtedness of the Issuer and (b) the Excess Distribution Certificateholder will be treated as owning all of the assets, and assuming all of the liabilities (including the Notes), of the Issuer and shall in all events take positions consistent with, and in no event take a position inconsistent with, the provisions described in clauses (a) and (b) in the preparation of any returns and reports, and with respect to any audit or controversy, as to which either of the positions described in clauses (a) or (b) above would be relevant.

Upon acquisition or transfer of this Note or a beneficial interest in this Note, as the case may be, by, for or with the assets of, a Benefit Plan, such Note Owner shall be deemed to have represented that such acquisition or purchase will not constitute or otherwise result in: (i) in the case of a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption and (ii) in the case of a Benefit Plan subject to a substantially similar federal, state, local or foreign law, a non-exempt violation of such substantially similar law.  Any transfer found to have been made in violation of such deemed representation shall be null and void and of no effect.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Class A-3 (R-1) Note

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Deutsche Bank National Trust Company, in its individual capacity, Deutsche Bank Trust Company Americas, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purpose of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Class A-3 (R-1) Note

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________

*/
Signature Guaranteed:
*/

*/            NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Class A-3 (R-1) Note

CLASS A-3 NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $38,000,000
R-2	CUSIP NO.: 78447M AC2
ISIN: US78447MAC29
EUROPEAN COMMON CODE: 083560380

SLM STUDENT LOAN TRUST 2013-1

FLOATING RATE CLASS A-3 STUDENT LOAN-BACKED NOTES

SLM Student Loan Trust 2013-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THIRTY-EIGHT MILLION  AND NO/100 DOLLARS ($38,000,000) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $38,000,000 and the denominator of which is $538,000,000, by (ii) the aggregate amount, if any, payable to the Class A-3 Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section 3.1 of the Indenture dated as of February 14, 2013 (the “Indenture”), among the Issuer, Deutsche Bank Trust Company Americas, a New York banking corporation, as Eligible Lender Trustee on behalf of the Issuer, and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in Appendix A to the Indenture, which also contain rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the May 25, 2055 Distribution Date (the “Class A-3 Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class A-3 Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Class A-3 (R-2) Note

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

SLM STUDENT LOAN TRUST 2013-1

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement

By:
Authorized Signatory

Date:  October __, 2016

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as
Indenture Trustee

By:
Authorized Signatory

Date:  October __, 2016

Class A-3 (R-2) Note

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-3 Student Loan-Backed Notes (the “Class A-3 Notes”), together with the Floating Rate Class A-1 Student Loan-Backed Notes (the “Class A-1 Notes”) and the Floating Rate Class A-2 Student Loan-Backed Notes (the “Class A-2 Notes” and, together with the Class A-1 Notes and the Class A-3 Notes, the “Class A Notes”) which, together with the Issuer’s Floating Rate Class B Student Loan-Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Eligible Lender Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

This Note is secured equally and ratably with the Collateral pledged as security therefore as provided in the Indenture.  On any Distribution Date, interest on each Class A Note will be paid pari passu with all other Class A Notes, and, thereafter, interest on the Class B Notes will be paid.  On any Distribution Date, the principal on the Class A Notes will be paid, first, to the Class A-1 Notes; second, to the Class A-2 Notes; and third, to the Class A-3 Notes, up to the applicable Class A Noteholders’ Principal Distribution Amount. Thereafter, on any Distribution Date, principal on the Class B Notes will be paid to the Class B Notes up to the applicable Class B Noteholders’ Principal Distribution Amount.  Payment priorities following the occurrence and during the continuation of an Event of Default will change as described in the Indenture.

Principal of the Class A-3 Notes shall be payable on each Distribution Date in an amount described on the face hereof.  “Distribution Date” means the 25th day of each calendar month or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 25, 2013.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

Interest on the Class A-3 Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class A-3 Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class A-3 Rate.  The “Class A-3 Rate” for each Accrual Period, other than the initial Accrual Period, shall be equal to One-Month LIBOR as determined on the second Business Day before the beginning of that Accrual Period plus 0.55%.  The interest for the initial Accrual Period shall be as set forth in the definition of Class A-3 Rate contained in Appendix A to the Indenture.

Class A-3 (R-2) Note

If Definitive Notes have been issued as of the applicable Record Date, then payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  With respect to Notes registered on the applicable Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), unless Definitive Notes have been issued, payments shall be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Noteholder hereof as of the preceding Record Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-3 Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered  on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount shall be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Class A-3 (R-2) Note

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that for all tax purposes, financial accounting and all other related purposes, (a) the Notes will constitute indebtedness of the Issuer and (b) the Excess Distribution Certificateholder will be treated as owning all of the assets, and assuming all of the liabilities (including the Notes), of the Issuer and shall in all events take positions consistent with, and in no event take a position inconsistent with, the provisions described in clauses (a) and (b) in the preparation of any returns and reports, and with respect to any audit or controversy, as to which either of the positions described in clauses (a) or (b) above would be relevant.

Upon acquisition or transfer of this Note or a beneficial interest in this Note, as the case may be, by, for or with the assets of, a Benefit Plan, such Note Owner shall be deemed to have represented that such acquisition or purchase will not constitute or otherwise result in: (i) in the case of a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption and (ii) in the case of a Benefit Plan subject to a substantially similar federal, state, local or foreign law, a non-exempt violation of such substantially similar law.  Any transfer found to have been made in violation of such deemed representation shall be null and void and of no effect.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Class A-3 (R-2) Note

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Deutsche Bank National Trust Company, in its individual capacity, Deutsche Bank Trust Company Americas, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purpose of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Class A-3 (R-2) Note

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*/
Signature Guaranteed:

*/

*/            NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Class A-3 (R-2) Note

FORM OF AMENDED & RESTATED CLASS B NOTE

CLASS B NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $35,000,000
R-1	CUSIP NO.: 78447M AD0
ISIN: US78447MAD02
EUROPEAN COMMON CODE: 083560398

SLM STUDENT LOAN TRUST 2013-1

FLOATING RATE CLASS B STUDENT LOAN-BACKED NOTES

SLM Student Loan Trust 2013-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000) payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Class B Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section 3.1 of the Indenture dated as of February 14, 2013 (the “Indenture”), among the Issuer, Deutsche Bank Trust Company Americas, a New York banking corporation, as Eligible Lender Trustee on behalf of the Issuer, and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in Appendix A to the Indenture, which also contain rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the November 25, 2070 Distribution Date (the “Class B Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class B Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Class B Note

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

SLM STUDENT LOAN TRUST 2013-1

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement

By:
Authorized Signatory

Date:  October __, 2016

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as
Indenture Trustee

By:
Authorized Signatory

Date:  October __, 2016

Class B Note

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class B Student Loan-Backed Notes (the “Class B Notes”) which, together with the Issuer’s Floating Rate Class A-1 Student Loan-Backed Notes (the “Class A-1 Notes”), Floating Rate Class A-2 Student Loan-Backed Notes (the “Class A-2 Notes”) and Floating Rate Class A-3 Student Loan-Backed Notes (the “Class A-3 Notes”, and together with the Class A-1 Notes and the Class A-2 Notes, the “Class A Notes,” and, together with the Class B Notes, the “Notes”), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Eligible Lender Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

This Note is secured equally and ratably with the Collateral pledged as security therefore as provided in the Indenture.  On any Distribution Date, interest on each Class A Note will be paid pari passu with all other Class A Notes, and, thereafter, interest on the Class B Notes will be paid.  On any Distribution Date, the principal on the Class A Notes will be paid, first, to the Class A-1 Notes; second, to the Class A-2 Notes; and third, to the Class A-3 Notes, up to the applicable Class A Noteholders’ Principal Distribution Amount. Thereafter, on any Distribution Date, principal on the Class B Notes will be paid to the Class B Notes up to the applicable Class B Noteholders’ Principal Distribution Amount.  Payment priorities following the occurrence and during the continuation of an Event of Default will change as described in the Indenture.

Principal of the Class B Notes shall be payable on each Distribution Date in an amount described on the face hereof.  “Distribution Date” means the 25th day of each calendar month or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 25, 2013.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class B Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

Interest on the Class B Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class B Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class B Rate.  The “Class B Rate” for each Accrual Period, other than the initial Accrual Period, shall be equal to One-Month LIBOR as determined on the second Business Day before the beginning of that Accrual Period plus 1.80%.  The interest for the initial Accrual Period shall be as set forth in the definition of Class B Rate contained in Appendix A to the Indenture.

Class B Note

If Definitive Notes have been issued as of the applicable Record Date, then payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  With respect to Notes registered on the applicable Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), unless Definitive Notes have been issued, payments shall be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Noteholder hereof as of the preceding Record Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class B Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered  on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount shall be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Class B Note

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that for all tax purposes, financial accounting and all other related purposes, (a) the Notes will constitute indebtedness of the Issuer and (b) the Excess Distribution Certificateholder will be treated as owning all of the assets, and assuming all of the liabilities (including the Notes), of the Issuer and shall in all events take positions consistent with, and in no event take a position inconsistent with, the provisions described in clauses (a) and (b) in the preparation of any returns and reports, and with respect to any audit or controversy, as to which either of the positions described in clauses (a) or (b) above would be relevant.

Upon acquisition or transfer of this Note or a beneficial interest in this Note, as the case may be, by, for or with the assets of, a Benefit Plan, such Note Owner shall be deemed to have represented that such acquisition or purchase will not constitute or otherwise result in: (i) in the case of a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption and (ii) in the case of a Benefit Plan subject to a substantially similar federal, state, local or foreign law, a non-exempt violation of such substantially similar law.  Any transfer found to have been made in violation of such deemed representation shall be null and void and of no effect.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Class B Note

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Deutsche Bank National Trust Company, in its individual capacity, Deutsche Bank Trust Company Americas, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purpose of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Class B Note

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________

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Signature Guaranteed:

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*/             NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Class B Note